Exhibit 10.1

PURCHASE AND ASSIGNMENT AGREEMENT

THIS PURCHASE AND ASSIGNMENT AGREEMENT (this “Agreement”), is entered into on April 26, 2016, by and between Vis Vires Group, Inc. (the “Assignor”) and FirstFire Global Opportunities Fund LLC (the “Assignee”), and by Virtus Oil and Gas Corp., a Nevada corporation (the “Company”), solely with respect to Sections 1.2(c), 7.9 and for the express purposes stated on the signature page hereto. Assignor and Assignee are hereinafter collectively referred to as the “Parties.”

WHEREAS, Assignor is the legal and beneficial owner of a Convertible Promissory Note, dated December 30, 2015 (the “Note”), of the Company in the principal amount of $58,000;

WHEREAS, the Note was purchased and issued as a security of the Company pursuant to a [Note Purchase Agreement, dated December 30, 2015], between the Company and Assignor (the “Original Purchase Agreement”);

WHEREAS, Assignor desires to sell and assign its entire interest in the Note, the Original Purchase Agreement and all rights thereunder (collectively, the “Assigned Debt”) to Assignee, and Assignee desires to purchase and accept from Assignor the Assigned Debt, in each case on the basis of the representations, warranties and agreements contained in this Agreement; and

WHEREAS, as consideration for the assignment of the Assigned Debt by Assignor hereby, the Assignee has agreed to pay Assignor the sum of $73,795.00 no later than April 22 (or we need to adjust price after such date), 2016 (the “Purchase Price”) on the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the adequacy of which is hereby acknowledged, the parties hereto agree as follows:

1. PURCHASE AND ASSIGNMENT.

1.1. Closing. On the Closing Date (as set forth below), in consideration of the payment by the Assignee of the entirety of the Purchase Price, the Assignor hereby absolutely, irrevocably and unconditionally sells, assigns, conveys, and transfers to the Assignee all of the rights and interests to the Assigned Debt, including any rights to profits generated through the sale of Company common stock underlying the Note and the other rights and remedies of Assignor under the Note and the Original Purchase Agreement owned by the Assignor and all of the rights and benefits thereunder, and the Assignee hereby agrees to purchase the Assigned Debt and accept such assignment.

1.2. Closing Procedures. The closing of the purchase and assignment contemplated hereunder shall take place on the date that all conditions precedent under this Agreement to the purchase and assignment of the Assigned Debt shall have be satisfied or waived in writing by the Parties (the “Closing Date”). As of the Closing Date, the following shall take place or shall have taken place:

(a) The Assignee shall make payment of the Purchase Price to Assignor by wire transfer of immediately available funds to an account designated by Assignor.

(b) The Assignor shall deliver to the Assignee an instrument of assignment and transfer executed by the Assignor in a form annexed hereto transferring the Assigned Debt and the rights and remedies of Assignor under the Note and the Original Purchase Agreement.

(c) The Assignor shall release the share reserve held in its name at Company’s transfer agent.

(d) The Company shall execute and deliver to Assignee a new Note, in the form of the original Note, in the principal amount of the Assigned Debt, naming the Assignee as the holder thereof.

(e) The company shall cause all shares that were previously reserved for the Assignor to be reserved for the assignee

(f) The company will deliver to Assignee a transfer agent letter which is satisfactory in the opinion of the Assignee or its counsel

2. ADDITIONAL DOCUMENTS. The Parties each agree to take such further action and to execute and deliver, or cause to be executed and delivered, any and all other documents which are, in the opinion of the Assignee or its counsel, and in any event reasonable to the Assignor, necessary to carry out the terms and conditions of the transfers and assignments effected by the Agreement.

3. EFFECTIVE DATE AND COUNTERPART SIGNATURE. This Agreement shall be effective as of the date first written above. This Agreement, and acceptance of same, may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Confirmation of execution by fax transmission or email of a facsimile signature page shall be binding upon that party so confirming.

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4. MUTUAL REPRESENTATIONS AND WARRANTIES.

4.1. Organization Authority. Each of the Parties are entities duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization with full right, corporate, partnership or other applicable power and authority to enter into and to consummate the transactions contemplated by this Agreement and otherwise to carry out its obligations there under, and the execution, delivery and performance by the Assignor of the transactions contemplated by this Agreement have been duly authorized by all necessary corporate or similar action on the part of the Assignee.

4.2. Binding Agreement. This Agreement, when executed and delivered by the Parties, will constitute a valid and legally binding obligation, enforceable in accordance with its terms, except (a) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, and any other laws of general application affecting enforcement of creditors’ rights generally; (b) as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies; or (c) to the extent the indemnification provisions contained herein may be limited by federal or state securities laws.

4.3. No Conflicts. Neither the execution and delivery of this Agreement, nor the consummation of the transactions contemplated hereby, do or will violate any constitution, statute, regulation, rule, injunction, judgment, order, decree, ruling, charge or other restriction of any government, governmental agency, or court to which the Parties are subject or any provision of its organizational documents or other similar governing instruments, or conflict with, violate or constitute a default under any agreement, credit facility, debt or other instrument or understanding.

4.4. Consents. No authorization, consent, approval or other order of, or declaration to or filing with, any governmental agency or body or other Person is required on the part of Assignee for the valid authorization, execution, delivery and performance by the Assignee of this Agreement and the consummation of the transactions contemplated hereby.

5. REPRESENTATIONS AND WARRANTIES OF THE ASSIGNEE.

5.1. Investment Experience: Access to Information and Preexisting Relationship. The Assignee (a) either alone or together with its representatives, has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of this investment and make an informed decision to so invest, and has so evaluated the risks and merits of such investment in the Assigned Debt; (b) has the ability to bear the economic risks of this investment and can afford a complete loss of such investment; (c) understands the terms of and risks associated with the acquisition of the Assigned Debt, including, without limitation, a lack of liquidity, price transparency or pricing availability and risks associated with the industry in which the Company operates; (d) has had the opportunity to review such disclosure regarding the Company, its business, its financial condition and its prospects as the Assignee has determined to be necessary in connection with its purchase of the Assigned Debt and (e) is an "accredited investor" within the meaning of Regulation D, Rule 501(a), promulgated by the Securities and Exchange Commission under the Securities Act.

5.2. Restrictions on Transfer. The Assignee understands that the Assigned Debt has not been registered under the Securities Act of 1933, as amended (“Securities Act”) or the securities laws of any state.

5.3. Absence of General Solicitation. The Assignee is not purchasing the Assigned Debt as a result of any advertisement, article, notice or other communication regarding the Note or the Original Purchase Agreement published in any newspaper, magazine or similar media or broadcast over television, radio or the Internet or presented at any seminar or any other general solicitation or general advertisement.

6. REPRESENTATIONS AND WARRANTIES OF THE ASSIGNOR.

6.1. Ownership. Assignor has good and marketable title to the Note and the Assigned Debt and is conveying to Assignee all rights, title and interest to the Assigned Debt. The Note and the Assigned Debt is free and clear of all liens, mortgages, pledges, security interests, encumbrances or charges of any kind or description. The Assignor has the sole and unrestricted right to sell and transfer the Assigned Debt. Upon transfer to the Assignee by the Assignor of the Assigned Debt, the Assignee will have good and unencumbered title to the Assigned Debt, free and clear of any and all liens or claims.

6.2. Principal Amount of Indebtedness. None of the Assigned Debt has been assigned or promised to any third party. The Assignor’s original purchase of the Note was for investment purposes only and was a purchase of a Company security and not indebtedness of the Company for services rendered or compensation owed to Assignor.

6.3. No Litigation. There is no action, suit, proceeding, judgment, claim or investigation pending, or to the knowledge of the Assignor, threatened against the Assignor, which could reasonably be expected in any manner to challenge or seek to prevent, enjoin, alter or delay the transactions contemplated hereby.

6.4. Not An Affiliate. Neither the Assignor nor any of its officers and directors, is now, or has been during the preceding 90 days, an officer or director of the Company, or beneficial holder of 10% or more of the equity securities of the Company, which 10% calculation is inclusive of the maximum number of shares of common stock of the Company into which any convertible securities held by the Assignor are convertible at a given time and in accordance with conversion limitations which may be in such convertible security, and in no other way has Assignor or any of its officers or directors, as applicable, been an “affiliate” of the Company (as such term is defined in Rule 144(a)(1) adopted pursuant to the Securities Act) as of the date hereof or during the preceding ninety (90) days.

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6.5. Outstanding Amount. The outstanding principal amount of the Note, as of the date hereof, is $58,000, and the accrued and unpaid interest, as of the date hereof, is $73,795. Assignor itself made payment to the Company in lawful funds in connection with the issuance of the Note in December 2014.

6.6. Accredited Investor. Assignor is an “accredited investor” within the meaning of Regulation D, Rule 501(a), promulgated by the Securities and Exchange Commission under the Securities Act.

6.7. No Other Obligations. Other than the Note, neither the Assignor nor any of its affiliates, employees, officers, agents, representatives, agents, consultants, related parties, equity holders or debtholders is owed, nor has any reason to believe it is owed, any funds or any other items of value from the Company.

6.8. Other Party Remuneration. The Assignor has no direct or indirect knowledge, nor does Assignor have any reason to believe, that any party, including, but not limited to, the Company, any of the Company’s officers, directors, employees, consultants, affiliates, or advisors, or any of such party’s affiliates, has been, will be or is entitled to be, paid (directly or indirectly) or receive remuneration of any kind in connection with the transactions contemplated by this Agreement.

6.9. Reliance on Representations. The Assignor recognizes, understands and agrees that the Assignee is entitled and will be relying on the full and continued accuracy of the above representations, warranties, covenants and agreements in effectuating the transactions contemplated hereby, and Assignee’s legal counsel is entitled and will be relying on the same.

6.10. Default of Representations and Warranties. It is understood and acknowledged by Assignor that any material violation of this Agreement, including this Section 6 specifically, will result in an automatic and immediate default of this Agreement.

7. GENERAL PROVISIONS.

7.1. Beneficiaries. This Agreement and all of the provisions hereof shall be binding upon and inure to the benefit of the parties hereto, and the Company solely with respect to Sections 1.2(c), 7.9 and for the express purposes stated on the signature page, and their respective heirs, successors and permitted assigns. This Agreement shall inure to the benefit of, and may be enforced by Assignor and Assignee and their respective successors and assigns. There shall be no third party beneficiaries hereunder.

7.2. Expenses. Each Party shall bear its own costs and expenses incurred in connection with its negotiations, execution and delivery of this Agreement, including, without limitation, the fees and disbursement of its legal counsel.

7.3. Amendments. No provision hereof may be waived or modified other than by an instrument in writing signed by the party against whom enforcement is sought.

7.4. Severability. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of any provision of this Agreement in any other jurisdiction.

7.5. Governing Law: Submissions to Jurisdiction. This Agreement shall be governed by and construed in accordance with the laws of the State of New York without regard to conflict of law principles. Each Party agrees that any action or proceeding arising out of or relating in any way to this Agreement shall be brought in a U.S. Federal or State Court of competent jurisdiction sitting in Nassau County, New York. Each Party hereby irrevocably and unconditionally waives any defense of Forum Non Convenes or lack of personal jurisdiction to the maintenance of any action or proceeding and any right of jurisdiction or venue due to the place of residence or domicile of any Party hereto.

7.6. No Assignment. Neither the Party shall assign this Agreement or any rights or obligations hereunder without the prior written consent of the other Party.

7.7. Entire Agreement; Amendments. This Agreement and the instruments referenced herein contain the entire understanding of the Parties with respect to the matters covered herein and therein.

7.8. Prevailing Party Fees. In any cause of action brought by one Party against another, the prevailing Party shall be entitled to recover from the other Party its reasonable attorney's fees and costs.

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7.9. Transfer Agent Instructions. The Company shall issue irrevocable instructions to its transfer agent to issue certificates, registered in the name of the Assignee, for, upon conversion of the Note, the shares of common stock of the Company issuable upon conversion of the Assigned Debt (the “Conversion Shares”), in such amounts as specified from time to time by the Assignee to the Company in accordance with the terms thereof (the “Irrevocable Transfer Agent Instructions”). In the event that the Company proposes to replace its transfer agent, the Company shall provide, prior to the effective date of such replacement, a fully executed Irrevocable Transfer Agent Instructions in a form as initially delivered pursuant to this Agreement signed by the successor transfer agent to the Company and the Company. The Company represents and warrants that: (i) no instruction other than the Irrevocable Transfer Agent Instructions referred to in this Section 7.9 will be given by the Company to its transfer agent with respect to the Assigned Debt and that the Conversion Shares shall otherwise be freely transferable on the books and records of the Company as and to the extent provided in this Agreement and the Note; (ii) it will not direct its transfer agent not to transfer or delay, impair, and/or hinder its transfer agent in transferring (or issuing)(electronically or in certificated form) any certificate for Conversion Shares to be issued to the Assignee upon conversion of or otherwise pursuant to the Note as and when required by the Note or this Agreement; and (iii) it will not fail to remove (or directs its transfer agent not to remove or impairs, delays, and/or hinders its transfer agent from removing) any restrictive legend (or to withdraw any stop transfer instructions in respect thereof) on any certificate for any Conversion Shares issued to the Assignee upon conversion of or otherwise pursuant to the Note as and when required by the Note or this Agreement. If the Assignee provides the Company, at the cost of the Company, with (i) an opinion of counsel in form, substance and scope customary for opinions in comparable transactions, to the effect that a public sale or transfer of such Conversion Shares may be made without registration under the Securities Act and such sale or transfer is effected or (ii) the Assignee provides reasonable assurances that the Conversion Shares can be sold pursuant to Rule 144 (adopted pursuant to the Securities Act) the Company shall permit the transfer, and, in the case of the Conversion Shares, promptly instruct its transfer agent to issue one or more certificates, free from restrictive legend, in such name and in such denominations as specified by the Assignee. The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to the Assignee, by vitiating the intent and purpose of the transactions contemplated hereby. Accordingly, the Company acknowledges that the remedy at law for a breach of its obligations under this Section 7.9 may be inadequate and agrees, in the event of a breach or threatened breach by the Company of the provisions of this Section, that the Assignee shall be entitled, in addition to all other available remedies, to an injunction restraining any breach and requiring immediate transfer, without the necessity of showing economic loss and without any bond or other security being required.

[signature page follows]

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IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

ASSIGNOR:

VIS VIRES GROUP, INC.

By: ____________________________________

Name:

Title:

ASSIGNEE:

FIRSTFIRE GLOBAL OPPORTUNITIES FUND LLC

By: FirstFire Capital Management, LLC, as Manager of FirstFire Global Opportunities Fund LLC

By:____________________________________

Name: Eli Fireman

Title: Managing Member

PURCHASE AND ASSIGNMENT AGREED AND CONSENT TO PURSUANT TO THE TERMS OF THE NOTE AND THE ORIGINAL PURCHASE AGREEMENT:

The Company hereby enters into this Agreement with respect to Sections 1.2(c) and 7.9 and for the following express purposes: the Company hereby agrees and confirms that (i) the description in this Agreement of the past and current nature of the Assigned Debt is true, accurate and complete; (ii) the relationship between the Company and the Assignor as described in the Agreement is true, accurate and complete; and (iii) the Company approves of the transaction between the Assignor and Assignee for all purposes of the Note and the Original Purchase Agreement and has obtained all required corporate approvals of the Company related thereto.

VIRTUS OIL AND GAS CORP.

By: ____________________________________

Name: Rupert Ireland

Title: Chief Executive Officer

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INSTRUMENT OF ASSIGNMENT AND TRANSFER

ASSIGNMENT AND ASSUMPTION OF DEBT

In accordance with that certain Purchase and Assignment Agreement, dated April [__], 2016 (the “Agreement”) between Vis Vires Group, Inc. ( the “Assignor”) and FirstFire Global Opportunities Fund (the “Assignee”), Assignor, hereby irrevocably assigns to Assignee, all of Assignors right, title and interest in and to the Assigned Debt owed to Assignor by Company as well as all rights and remedies of the Assignor under the Note and the Original Purchase Agreement, in each case as described in the Agreement. Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Agreement.

Assignee hereby accepts the foregoing assignment and delivery and assumes all of the risks and benefits of the Assignor, as owner of the Assigned Debt, accruing from and after the date hereof.

The provisions of this Assignment and Assumption of Debt shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

IN WITNESS WHEREOF, the parties hereto have caused this Assignment and Assumption to be duly executed the day and year first above written.

ASSIGNOR:

VIS VIRES GROUP, INC.

By:____________________________________

Name:

Title:

ASSIGNEE:

FIRSTFIRE GLOBAL OPPORTUNITIES FUND LLC

By: FirstFire Capital Management, LLC, as Manager of FirstFire Global Opportunities Fund LLC

By: ____________________________________

Name: Eli Fireman

Title: Managing Member

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